EXHIBIT 99.1
                                  ------------

                                  [LOGO SLIDE]


WE ALL KNOW THAT THE VIACOM-CBS MERGER CREATED A GLOBAL MEDIA POWERHOUSE. BUT AS YOU CAN SEE FROM EVENTS OVER THE LAST FEW WEEKS, THE MERGER WAS ONLY THE BEGINNING - THE OPENING CHAPTER OF WHAT I GUARANTEE WILL PROVE TO BE ONE OF THE MOST REMARKABLE GROWTH STORIES IN OUR INDUSTRY.

LAST MONTH, WE AGREED TO BUY IN THE OUTSTANDING SHARES OF INFINITY - GIVING VIACOM IMMEDIATE ACCESS TO INFINITY'S $1.4 BILLION IN FREE CASH FLOW. WE EXPECT TO CLOSE THIS DEAL IN EARLY JANUARY. THEN, IN A SECOND TRANSACTION, WE ANNOUNCED OUR $3 BILLION ACQUISITION OF B.E.T. HOLDINGS, WHICH INCLUDES B.E.T. TELEVISION, THE FIRST AND LARGEST CABLE NETWORK TARGETED TO AFRICAN AMERICANS. WITH THE ENTREPRENEURIAL DRIVE OF BOB JOHNSON, ALONG WITH VIACOM'S UNRIVALLED EXPERTISE IN BUILDING, NURTURING, AND EXTENDING BRANDS, I COULDN'T BE MORE THRILLED ABOUT THIS TRANSACTION, OR MORE CONFIDENT IN THE FUTURE VITALITY AND GROWTH OF THE B.E.T. BRAND. I WILL BE SURPRISED, INDEED, IF WE CANNOT SIGNIFICANTLY IMPROVE THE PROGRAMMING, THE DISTRIBUTION AND THE ADVERTISING REVENUE OF B.E.T.


THIS AGREEMENT IS PART OF OUR STRATEGIC GOAL OF EXPANDING VIACOM'S PRESENCE IN THE FASTEST-GROWING AREAS OF OUR INDUSTRY THROUGH SMART, ACCRETIVE ACQUISITIONS.

THE B.E.T. AND INFINITY TRANSACTIONS, ALONG WITH OUR STELLAR THIRD-QUARTER FINANCIAL RESULTS - OUR FIRST FULL QUARTER AS A COMBINED COMPANY - SHOW YOU THAT THE STRATEGY MEL KARMAZIN AND I PUT INTO PLACE WITH THE CBS-VIACOM MERGER COULDN'T BE WORKING MORE EFFECTIVELY.

OUR EXTRAORDINARY THIRD-QUARTER RESULTS TELL THE STORY. BUT FIRST, HERE'S A LOOK AT PRO FORMA FIGURES FOR 1999:

[SLIDE 1]

OUR COMBINED 1999 SEGMENT REVENUE WAS $22.5 BILLION ...

[SLIDE 2]

 ... AND PRO FORMA SEGMENT EBITDA CAME TO $4.5 BILLION.

DRIVEN BY DOUBLE-DIGIT ADVERTISING SALES GAINS ACROSS ALL OF OUR MAJOR MEDIA PLATFORMS, VIACOM REPORTED RECORD THIRD-QUARTER REVENUES OF $6 BILLION AND EBITDA OF $1.4 BILLION. ON A PRO-FORMA BASIS, REVENUES AND EBITDA WERE UP 7% AND 22%, RESPECTIVELY.

[SLIDE 3]

RESULTS WERE LED BY OUTSTANDING PERFORMANCES IN OUR CORE SEGMENTS OF TELEVISION, CABLE NETWORKS, AND INFINITY, EACH OF WHICH RECORDED PRO-FORMA EBITDA GAINS IN THE HIGH TEENS OR GREATER: TELEVISION WAS UP 39%; CABLE NETWORKS, 23%; AND INFINITY UP 18%. THE FACT IS THAT WE ARE THE ONLY COMPANY IN THE MEDIA WORLD
WITH SIGNIFICANT POSITIONS IN THE FOUR FASTEST GROWING AREAS OF THE MEDIA INDUSTRY - NAMELY: RADIO, OUTDOOR ADVERTISING, BROADCAST AND CABLE PROGRAMMING. AND, OF COURSE, THAT MEANS THE FOUR MOST VIBRANT PLATFORMS FOR ADVERTISING; AND WE ARE DOMINATING THESE PLATFORMS.

FREE CASH FLOW, THE PRIMARY MEASURE OF PERFORMANCE FOR VIACOM, WAS UP - AGAIN, ON A PRO-FORMA BASIS - AN EXTREMELY ROBUST 113%.

[SLIDE 4]

WHAT DOES THIS  PHENOMENAL  OPERATING  PERFORMANCE  MEAN?  THE  ANSWER IS CLEAR:
DYNAMIC EBITDA AND FREE CASH FLOW GROWTH, OR, THE TWO WORDS INVESTORS LOVE MOST:
DYNAMIC GROWTH.

A FEW MONTHS BEFORE WE MERGED WITH CBS, I GAVE A SPEECH ABOUT THE "ABC'S OF SUCCESS FOR VIACOM." NOW, IN LIGHT OF THE MERGER, I'D HAVE TO GO FROM A TO Z TO ACCURATELY DESCRIBE OUR POWER AND OUR POTENTIAL.

BUT SINCE MY TIME THIS MORNING IS SHORT, I WILL LIMIT MY COMMENTS TO OUR FAST-GROWING CORE OPERATIONS AND, SPECIFICALLY, TO FOUR KEY AREAS OF PROMINENCE:

[SLIDE 5]

VIACOM IS 1) FAR AND AWAY THE LARGEST RECIPIENT OF ADVERTISING REVENUES ACROSS THE GLOBE; 2) THE PREEMINENT PRODUCER OF VALUABLE, SOUGHT-AFTER CONTENT FOR THE TELEVISION BROADCAST AND SYNDICATION MARKETS; 3) A PREEMINENT DISTRIBUTOR OF ENTERTAINMENT, NEWS, AND SPORTS CONTENT TO AUDIENCES AROUND THE WORLD, AND 4) THE COMPANY WHICH HAS PIONEERED THE INTERNATIONAL MARKET WITH ITS DOMINANT
BRANDS AND IS UNIQUELY POSITIONED TO TAKE ADVANTAGE OF THE DYNAMIC OVERSEAS GROWTH OPPORTUNITIES.

BUT BEFORE I ELABORATE, LET ME SET THE STAGE:

[SLIDE 6]

THE COMMUNICATIONS INDUSTRY WAS THE FASTEST-GROWING SECTOR OF THE U.S. ECONOMY FROM 1994 TO 1999, AND IS EXPECTED TO MAINTAIN THAT NUMBER ONE POSITION THROUGH 2004 -- GROWING AT A COMPOUNDED ANNUAL GROWTH RATE OF OVER 7%, WELL AHEAD OF GDP.

THIS IS EXTRAORDINARY, WHEN YOU CONSIDER THAT IT PUTS COMMUNICATIONS AHEAD OF OTHER ECONOMIC SECTORS KNOWN TO BE EXPERIENCING RAPID AND SUSTAINABLE GROWTH, SUCH AS THE FINANCE AND SERVICE INDUSTRIES.

THERE HAS ALSO BEEN CONTINUED GROWTH IN CONSUMER MEDIA USAGE: UP NEARLY 4% IN 1999 TO 9.3 HOURS PER DAY, AND FORECAST TO CONTINUE TO RISE TO WELL OVER 10 HOURS A DAY BY 2004.

THIS MEANS THAT, RIGHT NOW, CONSUMING VIACOM'S PRODUCTS -- MEDIA AND INFORMATION
- ACCOUNTS FOR MORE THAN HALF OF AMERICANS' WAKING HOURS.

[SLIDE 7]

GROWING LEISURE TIME MEANS RISING DEMAND FOR ENTERTAINMENT AND INFORMATION. AT THE SAME TIME, AD SPENDING IS INCREASING AS MARKETERS IN VIRTUALLY EVERY INDUSTRY STRIVE TO GAIN OR MAINTAIN MARKET SHARE IN THE FACE OF MORE AND MORE COMPETITION. BOTH OF THESE TRENDS ARE INDEED EXTREMELY POSITIVE FOR VIACOM.

 [SLIDE 8]

THE AD MARKET HAS OUTPACED GDP, GROWING AT A COMPOUNDED ANNUAL RATE OF 8% OVER THE PAST FIVE YEARS, A PACE AT WHICH IT WILL CONTINUE TO EXPAND - REACHING $320 BILLION BY 2004. AND VIACOM, I ASSURE YOU, WILL GET FAR MORE THAN ITS FAIR SHARE OF THESE ADVERTISING DOLLARS FOR REASONS WHICH I WILL ELUCIDATE.

[SLIDE 9]

SIMPLY PUT, WE ARE IN THE BEST POSITION IN OUR BUSINESS ... WE CLEARLY HAVE THE MOST EXPLOSIVE GROWTH PROSPECTS, AND WE ARE REALIZING THE REWARDS AS WE SPEAK.

VIACOM IS A GLOBAL ADVERTISING JUGGERNAUT AND THE NUMBER ONE OUTLET ON THE PLANET FOR CONNECTING ADVERTISERS WITH THE AUDIENCES THEY NEED TO REACH -

[SLIDE 10]

- ALREADY COMMANDING NORTH OF $10 BILLION IN ADVERTISING REVENUE. INDEED, A RECENT ANALYST REPORT SAID THAT VIACOM HAS MORE THAN 20% OF THE AVAILABLE U.S. ADVERTISING INVENTORY IN TV, RADIO, AND OUTDOOR. WE ARE INDEED A TRUE "ONE-STOP" SHOP, ENABLING ADVERTISERS TO BUILD AND PROTECT THEIR BRANDS ACROSS A VARIETY OF MEDIA.

THERE HAS BEEN TALK OF ADVERTISING SOFTNESS IN THE FOURTH QUARTER AND 2001, WHICH DAVID POLTRACK ADDRESSED EARLIER IN REGARD TO NETWORK TELEVISION. HIS FORECAST IS 7% GROWTH IN 2001, INDICATING PRETTY HEALTHY AD SALES, GIVEN WE'RE COMING OFF SUCH A STRONG YEAR.

LET ME JUST SAY THAT IN SPITE OF A SLOWDOWN IN ONE CATEGORY OF ADVERTISERS - THE DOT-COMS - WE'RE HAVING NO PROBLEM REPLACING THEM - WHICH IS A TRIBUTE TO THE STRENGTH OF OUR BRANDS AND THE QUALITY OF OUR MANAGEMENT TEAM.

WE CONTINUE TO OUTPERFORM THE INDUSTRY, TO PICK UP MARKET SHARE, AND TO DELIVER ON OUR PROMISES OF CREATING SIGNIFICANT CASH FLOW GROWTH.

IN VIACOM'S CORE SEGMENTS, THIRD-QUARTER ADVERTISING WAS UP DOUBLE-DIGITS IN THE LOW TEENS, WHILE OVERALL INDUSTRY AD REVENUE WAS ONLY UP 7% AND GDP WAS UP 4%.

[SLIDE 11]

OBVIOUSLY, WE'RE GAINING MARKET SHARE. THERE ARE MANY REASONS FOR THIS. PRIMARILY, THIS IS THE ADVANTAGE OF BEING A DIVERSIFIED MEDIA COMPANY WITH A STRONG MANAGEMENT TEAM AND A GLOBAL FOOTPRINT REACHING 139 COUNTRIES. THIS IS THE ADVANTAGE OF HAVING POWERFUL WORLDWIDE BRANDS, TREMENDOUS SYNERGY OPPORTUNITIES, AND EXTREMELY ATTRACTIVE OPPORTUNITIES FOR CROSS-SELLING AND CROSS-PROMOTING. THIS IS THE ADVANTAGE OF BEING ABLE TO GROW LOCAL ADVERTISING WITH RADIO, OUTDOOR AND CABLE AND BROADCAST TELEVISION. INDEED, WE ARE THE ONLY COMPANY THAT CAN CROSS-SELL AGAINST ALL FOUR OF THE FASTEST GROWING SEGMENTS OF THE MEDIA INDUSTRY BECAUSE WE ARE THE ONLY COMPANY WITH SIGNIFICANT POSITIONS IN ALL FOUR.

WE HAVE SEEN ADVERTISING INCREASES IN MANY KEY SECTORS, INCLUDING PHARMACEUTICALS, FINANCIAL SERVICES, WIRELESS COMMUNICATIONS AND RETAIL. AND TOP BENEFICIARIES OF THIS GROWTH INCLUDE VIACOM'S LOCAL TV STATIONS. WE HAVE THE BEST SALES TEAM IN THE INDUSTRY, AND AS A RESULT, THE CBS NETWORK'S SUPER BOWL AND SURVIVOR II PROMISE TO MAKE JANUARY 28TH ONE OF THE MOST-- IF NOT THE MOST-- PROFITABLE NIGHTS IN TELEVISION HISTORY.

INDEED, CBS IS GOING INTO 2001 WITH VERY STRONG PROSPECTS. WE HAVE SEEN NO MATERIAL CHANGE IN ADVERTISERS WHO COMMITTED IN THE UPFRONT. IN FACT, 95% OF PRIMETIME IS SOLD OUT FOR THE FIRST QUARTER. ALL OF OUR MAJOR EVENT PROGRAMMING FOR EARLY 2001 IS CLOSE TO SOLD OUT OR SOLD OUT AT VERY GOOD PRICES - INCLUDING THE SUPER BOWL, SURVIVOR II, THE GRAMMY'S AND THE FINAL FOUR. OVER THE COURSE OF SURVIVOR II'S RUN, CBS'S ABILITY TO LAUNCH MID-SEASON REPLACEMENTS AND SUMMER PROGRAMMING WILL BE UNMATCHED.

OF COURSE, THE RADIO INDUSTRY, COMING OFF OF 20% GROWTH LAST YEAR, WILL HAVE TOUGH COMPS IN THE FIRST HALF, BUT THIS IS A TEMPORARY PHENOMENON.

AS YOU KNOW, IN OUR MOST RECENT FORECAST, WE PROJECTED $5 BILLION IN PRO FORMA EBITDA FOR THE YEAR AND FOR 20% EBITDA GROWTH IN 2001 - THE SAME TARGET SET BY ME AND MEL AT THE BEGINNING OF OUR MERGER.

IN SHORT, VIACOM MAY BE IN THE SAME INDUSTRY AS SOME OTHERS - BUT WE ARE AN ENTIRELY DIFFERENT AND UNIQUE COMPANY. WE ARE NOT ONLY IN THE FASTEST-GROWING SECTORS OF THE MEDIA INDUSTRY, BUT ALSO IN BUSINESSES WITH VERY LOW CAPITAL REQUIREMENTS - A CHARACTERISTIC THAT SETS US APART FROM MANY OF OUR PEERS. WE HAVE THE ABILITY TO DELIVER WEALTH TO SHAREHOLDERS NO MATTER WHAT THE ENVIRONMENT BECAUSE WE HAVE THE ABILITY TO DELIVER SIGNIFICANT FREE CASH FLOW - AND THAT IS WHAT DRIVES SHAREHOLDER WEALTH.

[SLIDE 12]

WITH ALL THE FOCUS ON ADVERTISING, LET'S NOT OVERLOOK VIACOM'S OTHER SIGNIFICANT AREA OF STRENGTH ... AND GROWTH POTENTIAL: CONTENT. INDEED, CONTENT IS STILL KING ... BECAUSE YOU CAN'T APPEAL TO ADVERTISERS WITHOUT HAVING STRONG CONTENT. WHETHER IT BE NETWORK TV, CABLE, RADIO, OR ONLINE, NO

ONE OUTDOES VIACOM WHEN IT COMES TO PRODUCING A DIVERSE, DESIRABLE ARRAY OF PROGRAMMING.

TO FOCUS FOR A MOMENT ON OUR TELEVISION PRODUCTION, VIACOM IS A PRIME-TIME PROGRAMMING JUGGERNAUT, CHURNING OUT MORE HOURS OF PRODUCTION THAN ANY OF ITS PEERS - MORE THAN TWO DOZEN HOURS A WEEK, WELL AHEAD OF OUR NEAREST COMPETITOR.

WHEN YOU ADD TO THE TALLY OUR FIRST-RUN SYNDICATED PRODUCT, THE NUMBER OF HOURS OF TELEVISION WE'RE RESPONSIBLE FOR JUMPS TO OVER 70 HOURS. AND WE HAVE QUALITY, NOT JUST QUANTITY, WITH A LEADING POSITION IN VIRTUALLY EVERY GENRE: GAME SHOWS, WITH WHEEL OF FORTUNE, HOLLYWOOD SQUARES AND JEOPARDY!; TALK SHOWS, WITH OPRAH--WHO, BY THE WAY, JUST SIGNED ON THROUGH 2004--MONTEL WILLIAMS, AND THE NEW DR. LAURA; ENTERTAINMENT NEWS SHOWS, WITH ENTERTAINMENT TONIGHT AND INSIDE EDITION; AND COURTROOM SHOWS, WITH JUDGE JUDY, JUDGE JOE BROWN, AND CURTIS COURT. INDEED, WE HAVE EVERY SINGLE ONE OF THE TOP FIVE SHOWS IN SYNDICATION.

[SLIDE 13]

TO TOP IT OFF, WE ARE A FORCE IN OFF-NETWORK SYNDICATION AS WELL, WITH NEARLY 20 SHOWS IN OFF-NETWORK SYNDICATION, MONEY-MAKING HITS RANGING FROM FRASIER TO WALKER TEXAS RANGER TO SABRINA. AS WELL, WE HAVE TWO MAJOR SHOWS FROM THE PARAMOUNT LIBRARY BECOMING AVAILABLE ONCE AGAIN IN SYNDICATION ... CHEERS AND STAR TREK:
NEXT GENERATION - FOR VERY GOOD PRICES.

[SLIDE 14]

WE ARE ALSO A MAJOR AND GROWING FORCE IN CONTENT CREATION. MISSION: IMPOSSIBLE 2, FOR EXAMPLE, IS THE YEAR'S BIGGEST HIT, WITH OVER $500 MILLION IN WORLDWIDE BOX-OFFICE RECEIPTS. OR LOOK AT KINGS OF COMEDY, A SMALL PICTURE FROM MTV FILMS WHICH COST $3 MILLION TO MAKE AND WILL LIKELY GROSS ABOUT $40 MILLION IN DOMESTIC BOX OFFICE. OR THE SECOND RUGRATS MOVIE, WHICH OPENED A FEW WEEKS AGO AND HAS DONE $55 MILLION IN BOX OFFICE TO DATE. WE EXPECT IT TO BE EVEN MORE SUCCESSFUL THAN ITS PREDECESSOR. AND RUGRATS IS NOT JUST AN EXCELLENT AND
PROFITABLE MOVIE - IT REPRESENTS A HIGH GROWTH FRANCHISE FOR VIACOM - PARAMOUNT-NICKELODEON ANIMATION. WE NOW HAVE AT LEAST ONE FULL-LENGTH ANIMATED PICTURE EVERY YEAR AND WE HOPE TO GET TO TWO OR THREE. WE ARE ALSO VERY EXCITED ABOUT THE UPCOMING FILM WHAT WOMEN WANT, STARRING MEL GIBSON, WHICH OPENS DECEMBER 15TH.

OR  LOOK  AT  BLOCKBUSTER,   THE  WORLD'S  LEADING  PURVEYOR  OF  RENTABLE  HOME
ENTERTAINMENT THROUGH 7,500 STORES AROUND THE GLOBE. AND SIMON & SCHUSTER CONTINUES TO TOUCH PEOPLE'S LIVES WITH BEST-SELLER AFTER BEST-SELLER.

BLOCKBUSTER, BY THE WAY, IS VERY SUCCESSFULLY POSITIONING ITSELF AS THE PREMIER AGGREGATOR OF ENTERTAINMENT, NO MATTER WHAT THE MEDIUM - VIDEO, DVD, OR VIDEO-ON-DEMAND. WE'RE EXPECTING A TERRIFIC FOURTH-QUARTER PERFORMANCE IN THEIR CORE RENTAL BUSINESS, WITH ELEVEN $100 MILLION-PLUS MOVIES HITTING THE SHELVES IN THE QUARTER.

NO MATTER WHAT MEDIUM - TV, RADIO, FILM, INTERNET - NO MATTER WHERE YOU TURN THE DIAL - BROADCAST TV, BASIC CABLE, PREMIUM CABLE - VIACOM IS THERE, AND WITH OUTSTANDING CONTENT ...

[SLIDE 15]

 ... THAT APPEALS TO THE BROADEST ARRAY OF DEMOGRAPHICS ...

[SLIDE 16]

 ... FROM THE PRESCHOOLERS WHO LOVE NICK JR. TO THE TEENS AND YOUNG ADULTS WHO TUNE IN TO MTV AND VH1 TO THE ADULTS WHO WATCH NICK AT NITE AND CMT AND WOULDN'T MISS A SINGLE 60 MINUTES.

[SLIDE 17]

MOREOVER, VIACOM IS IN THE BEST MEDIA SEGMENTS, AND IN THE LARGEST MARKETS.

WE HAVE MULTIPLE MEDIA PRESENCE IN EVERY MAJOR MEDIA MARKET ... AND IN SECTORS WITH THE MOST VIBRANT GROWTH.

[SLIDE 18]

INDEED, MORE THAN 80% OF OUR EBITDA COMES FROM OUR BROADCAST TV, CABLE, AND INFINITY SEGMENTS - EXACTLY THOSE AREAS DESTINED TO EXPERIENCE THE FASTEST GROWTH IN THE MEDIA WORLD. THE INEVITABLE, LOGICAL RESULT: A GROWTH TRAJECTORY FOR VIACOM THAT EXCEEDS THE COMPETITION. THESE SEGMENTS - BROADCAST, CABLE, RADIO AND OUTDOOR CREATE FOR VIACOM PLATFORMS WITH THE ABILITY - UNIQUE, AS I SAID, TO VIACOM - TO CROSS-SELL. AND, OF COURSE, ALSO UNIQUE TO VIACOM IS THE ABILITY TO OFFER ADVERTISERS EVERY DEMOGRAPHIC AND TO OFFER ADVERTISERS BOTH MASS BROADCASTING AND THE MOST POWERFUL NICHE CABLE NETWORKS IN THE MEDIA WORLD.

NOT ONLY ARE WE IN THE BEST ADVERTISING SECTORS, BUT WITHIN THOSE SECTORS WE HAVE COMMANDING POSITIONS IN DISTRIBUTION AS WELL AS CONTENT.

[SLIDE 19]

IN THE U.S. MARKET, VIACOM'S BROADCAST NETWORKS ARE NUMBER ONE IN AUDIENCE DELIVERY.

THIS  FALL  CBS  DEBUTED   THE   STRONGEST   FRESHMAN   CLASS  OUT  OF  ALL  THE
NETWORKS...INCLUDING THE SEASON'S TOP TWO NEW DRAMAS - CSI: CRIME SCENE INVESTIGATION AND THE DISTRICT. AND AS MENTIONED EARLIER, 2001 IS LOOKING EXCEEDINGLY GOOD WITH THE SUPER BOWL, SURVIVOR II, THE GRAMMY'S AND THE NCAA TOURNAMENT.

MEANWHILE, UPN IS CONTINUING ITS GROWTH TRAJECTORY, WITH DOUBLE-DIGIT RATINGS GROWTH IN ADULTS 18-49 ON EVERY NIGHT OF ITS SCHEDULE.

[SLIDE 20]

OUR CABLE NETWORKS HAVE THEIR OWN HITS AS WELL. LAST QUARTER'S BROADCAST OF MTV'S VIDEO MUSIC AWARDS WAS THE NUMBER ONE ENTERTAINMENT PROGRAM OF THE YEAR ON CABLE TELEVISION, REACHING 27 MILLION VIEWERS, AND OUT-RATED THE COMPETITION - INCLUDING ALL BROADCAST NETWORKS - IN MTV'S TARGET AUDIENCE OF 12- TO 34-YEAR-OLDS. THE VMA'S ARE ONE OF MANY ANNUAL EVENTS ON THE MTV NETWORKS WHICH NOT ONLY CREATE TREMENDOUS REVENUE BUT ARE INCREDIBLY EFFECTIVE IN SOLIDIFYING OUR BRAND STRENGTH AMONG OUR TARGET AUDIENCES. AND WE'RE REPLICATING THAT SUCCESS AROUND THE WORLD, WITH THE EUROPEAN MUSIC VIDEO AWARDS, BEAMED INTO 326 MILLION HOMES FROM STOCKHOLM LAST MONTH, AND THE MTV MANDARIN MUSIC AWARDS, BROADCAST WITH OUR PARTNER CHINA CENTRAL TELEVISION (WHICH IN REALITY IS THE CHINESE GOVERNMENT), PLAYED TO 800 MILLION PEOPLE, 500 MILLION IN CHINA, 180 MILLION IN THE REST OF ASIA AND 130 MILLION ON OTHER MTV INTERNATIONAL CHANNELS.

[SLIDE 21]

MTV IS CONSISTENTLY THE NUMBER ONE NETWORK FOR 12- TO 24-YEAR-OLDS, WHILE NICKELODEON HAS BEEN THE NUMBER ONE BASIC CABLE NETWORK IN TOTAL HOUSEHOLDS AND KIDS FOR 5 YEARS IN A ROW. TV LAND, WHICH WAS LAUNCHED ONLY A SHORT TIME AGO IN AN ENVIRONMENT OF SHORTAGE OF CABLE ANALOG CAPACITY,NOW REACHES 52 MILLION HOMES WITH THE RESULT THAT TV LAND'S ADVERTISING REVENUE WAS UP 80% IN THE LAST NINE MONTHS.

AND BY THE WAY, NEXT YEAR, CABLE OPERATORS WHO DID NOT, UP UNTIL NOW, HAVE TO PAY AFFILIATE FEES WILL ALL BE PAYING AFFILIATE FEES TO TV LAND. AND VH1 IS UP TO 73 MILLION IN DISTRIBUTION WITH STRONG GROWTH IN RATINGS AND ADVERTISING.

IN THE U.S., MTV NETWORKS HAS FOUR SERVICES THAT HAVE VIRTUALLY FULL DISTRIBUTION OF MORE THAN 70 MILLION HOUSEHOLDS: MTV, NICKELODEON/NICK AT NITE, VH1, AND TNN: THE NATIONAL NETWORK. B.E.T. IS NOT FAR BEHIND AT 62 MILLION, A NUMBER THAT WE ARE GOING TO GROW QUICKLY TO OVER 70 MILLION.

WE BELIEVE THERE IS TREMENDOUS UPSIDE FOR CMT, NOW UNDER THE LEADERSHIP OF JOHN SYKES, WHO CREATED THE SIZZLE AT VH1 AND WILL DO THE SAME FOR COUNTRY MUSIC. TNN, TOO, HAS ENORMOUS POTENTIAL UNDER NICKELODEON'S HERB SCANNELL, REBRANDED THE NATIONAL NETWORK AND REPOSITIONED AS A GENERAL ENTERTAINMENT NETWORK COVERING ALL THINGS POP CULTURE. IT WILL DO THIS WITH SUCH HIT PROGRAMMING AS THE WWF, AND WITH PARAMOUNT SHOWS THAT CAN BE SHARED ACROSS OTHER MTV NETWORKS PLATFORMS SUCH AS NICK AT NITE AND TV LAND. IT WILL ALSO START DEVELOPING ITS OWN ORIGINAL SIGNATURE PROGRAMMING.

[SLIDE 22]

WHEN YOU AGGREGATE OUR BROADCAST AND CABLE NETWORKS' AUDIENCES, VIACOM IS THE SINGLE LARGEST DELIVERY VEHICLE IN TELEVISION.

[SLIDE 23]

OUR POWER AS A NATIONAL PLATFORM IS MATCHED BY OUR STRENGTH IN LOCAL MARKETS.

[SLIDE 24]

OUR TV STATIONS GROUP OF 35 STATIONS IS RANKED NUMBER ONE IN LOCAL AUDIENCE DELIVERY BY A LARGE MARGIN, WELL AHEAD OF OUR NEAREST COMPETITORS.

[SLIDE 25]

MOREOVER, OUR SIX DUOPOLIES IN KEY MARKETS GIVES US SIGNIFICANT OPPORTUNITIES FOR LOWERING COSTS AND INCREASING EFFICIENCIES.

[SLIDE 26]

AND, OF COURSE, WITH INFINITY BROADCASTING, WE HAVE THE WORLD'S LARGEST PURE-PLAY OUT-OF-HOME MEDIA ENTERPRISE.

[SLIDE 27]

INFINITY IS SUPERBLY POSITIONED: MORE THAN 90% OF ITS MORE THAN 180 STATIONS ARE IN MAJOR MARKETS, WHERE RADIO STATIONS CAPTURE LARGER LEVELS OF CASH FLOWS. IN 27 OF ITS 41 MARKETS, INFINITY HAS OVER 25% OF MARKET REVENUE. AND IN 30 MARKETS, INFINITY RANKS FIRST OR SECOND.

[SLIDE 28]

INFINITY OPERATES SIX OF THE NATION'S TOP 10 RADIO STATIONS, INCLUDING THE NUMBER ONE-BILLING AM STATION, WFAN, AND THE NUMBER ONE-BILLING FM STATION, K-ROCK.
[SLIDE 29]

INFINITY'S OUTDOOR GROUP, MADE UP OF TDI WORLDWIDE AND INFINITY OUTDOOR, IS THE LARGEST OUTDOOR ADVERTISING GROUP IN THE WORLD. AND ONLY IN RECENT TIMES, WE HAVE ACQUIRED OUTDOOR ADVERTISING COMPANIES IN ITALY, FRANCE, IRELAND AND HOLLAND. OUR STRATEGY HAS BEEN TO PAIR OUR RADIO STATIONS WITH OUTDOOR ADVERTISING OPPORTUNITIES IN MANY MAJOR MARKETS - UNIQUE AND VALUABLE EXPOSURE THAT CAN'T BE OFFERED BY ANYONE ELSE. JUST AS AN EXAMPLE, FIDELITY FUNDS, WHICH HAVE NEVER SPENT MORE THAN $12 MILLION ON EITHER CBS OR VIACOM, THIS YEAR SPENT $50 MILLION TO OBTAIN RADIO AND OUTDOOR EXPOSURE IN BOSTON, SAN FRANCISCO AND NEW YORK - SOMETHING THAT NO ONE ELSE COULD PROVIDE. AND THEY'RE IN THE MIDST OF RENEWING THAT DEAL FOR 2001.

VIACOM PLUS ALSO JUST DID A DEAL WITH DAIMLER CHRYSLER THAT BRINGS IN MILLIONS OF INCREMENTAL DOLLARS, A TRAVEL-THEMED MINIVAN CAMPAIGN ACROSS MULTIPLE VIACOM MEDIA, INCLUDING SOME THAT CHRYSLER HAS NEVER ADVERTISED ON BEFORE, SUCH AS THE EARLY SHOW, CBSNEWS.COM, AND PARAMOUNT STATIONS THAT ARE NOW PART OF THE CBS STATIONS GROUP.

[SLIDE 30]

FINALLY, YOU CAN'T TALK ABOUT OUR DISTRIBUTION WITHOUT CONSIDERING OUR INTERNET ASSETS. THE MTVI GROUP'S PORTFOLIO OF SITES, WHICH INCLUDES 20 SITES FOR MUSIC FANS WORLDWIDE, IS THE NUMBER ONE MUSIC ENTERTAINMENT NETWORK ON THE WEB.

IN FACT, THE MTV VIDEO MUSIC AWARDS WERE MORE THAN A BIG HIT ON CABLE - THEY ALSO SPURRED TRAFFIC TO MTV.COM TO RECORD HEIGHTS. MORE THAN 2.5 MILLION PEOPLE VOTED ON MTV.COM FOR THE VIEWERS' CHOICE AWARDS - UP 150% FROM LAST YEAR. AND AD REVENUE IS UP DRAMATICALLY: THIS YEAR, THE MTVi GROUP HAS ALREADY MORE THAN DOUBLED ITS BILLINGS COMPARED TO A YEAR AGO.

WE ALSO HAVE SIGNIFICANT INVESTMENTS IN HIGH-PROFILE SITES FOR SPORTS, NEWS, FINANCE, HEALTH AND OTHER GENRES A TOTAL OF 14 INVESTMENTS MADE BY SWAPPING AIR TIME FOR EQUITY.

WE ARE LEADING THE WAY IN THE DRIVE TO DEVELOP CONVERGENT PROGRAMMING THAT REALLY WORKS. THE SURVIVOR WEB SITE BROKE NEW GROUND IN TERMS OF CONTENT AND VISITORS, WHILE MTV HAS A WEALTH OF CONVERGENT PROGRAMMING INCLUDING MY VH1 MUSIC AWARDS AND TOTAL REQUEST LIVE.

[SLIDE 31]

THIS UNPARALLELED PRESENCE ENABLES US TO GIVE ADVERTISERS THE ABILITY TO AGGREGATE AUDIENCES: FROM IMUS AT BREAKFAST TO LETTERMAN BEFORE BED, AND EVERYTHING IN BETWEEN: ON THE WEB, ON CABLE, ON BROADCAST TV, ON RADIO AND BUSES AND BILLBOARDS.

[SLIDE 32]

AND WE HAVE THE ABILITY TO CROSS-PROMOTE AS WELL AS TO CROSS-SELL OUR OWN PRODUCTS. BUT BEYOND CROSS-PROMOTION, THE NEW VIACOM HAS NUMEROUS OPPORTUNITIES FOR REVENUE-ENHANCING SYNERGIES.

CBS SPORTS IS REBROADCASTING SHOWTIME'S BOXING MATCHES. NICKELODEON IS SUPPLYING CBS WITH ITS SATURDAY MORNING LINEUP OF NICK JR. PRE-SCHOOL SHOWS, WHICH HAS TRIPLED CBS'S KIDS RATINGS WHILE GIVING THE NICK BRAND GREAT EXPOSURE. VH1 TEAMED UP WITH WESTWOOD ONE, WHICH IS MANAGED BY INFINITY, TO LAUNCH THE VH1 RADIO NETWORK IN OCTOBER. MTV WILL BE PRODUCING THE HALFTIME SHOW FOR JANUARY'S SUPER BOWL, WHICH WILL BE BROADCAST BY CBS SPORTS. ... THE LIST OF SYNERGIES IS EXTENSIVE ALREADY, AND WE'RE JUST BEGINNING.

[SLIDE 33]

THE INTERNATIONAL OUTLOOK FOR VIACOM IS, IF POSSIBLE, EVEN MORE EXCITING THAN WHAT WE'RE DOING IN THE U.S. WE HAVE A PROFITABLE GLOBAL PRESENCE, AND AS THE ECONOMIES IN THESE COUNTRIES CONTINUE TO DEVELOP, VIACOM WILL REAP TREMENDOUS REWARDS.

[SLIDE 34]

MTV IS THE MOST UBIQUITOUS CABLE CHANNEL IN THE WORLD, REACHING 328 MILLION HOUSEHOLDS IN 139 COUNTRIES, AND IT CONTINUES TO GROW AT A PHENOMENAL RATE. RECENT CHANNEL LAUNCHES INCLUDE MTV SPAIN, MTV FRANCE, AND MTV HOLLAND. MEANWHILE WE'VE ANNOUNCED PLANS TO LAUNCH MTV IN JAPAN AND TO EXTEND OUR PRESENCE IN THE PHILIPPINES. NICKELODEON IS GROWING RAPIDLY OVERSEAS AS WELL, REACHING 300 MILLION HOUSEHOLDS - AND MOST RECENTLY LAUNCHING 10 ADDITIONAL CHANNELS - IN INDONESIA, IN MALAYSIA, IN INDIA, IN JAPAN, IN THE PHILIPPINES, IN HUNGARY, IN POLAND, IN NEW ZEALAND, IN SPAIN.

THE KEY TO MTV NETWORKS' INTERNATIONAL SUCCESS IS OUR ABILITY TO CUSTOMIZE CONTENT TO APPEAL TO LOCAL YOUTH ... AND TO OFFER ADVERTISERS THE MOST EFFECTIVE WAY TO REACH THAT LUCRATIVE TARGET MARKET. MTV, IN FACT, IS THE NUMBER ONE MUSIC CHANNEL AROUND THE WORLD ... WHICH TRANSLATES INTO STRONG DOUBLE-DIGIT LOCAL AD SALES GROWTH. IN FACT, FOR THE FIRST NINE MONTHS OF THIS YEAR, AD SALES AT MTV ASIA WERE UP 134%, WHILE DISTRIBUTION HAS CLIMBED TO 110 MILLION HOMES, UP FROM 72 MILLION IN 1998. AND IN EUROPE, DISTRIBUTION HAS JUMPED FROM 62 MILLION TO APPROXIMATELY 85 MILLION HOMES.

AS RAPIDLY AS WE'VE GROWN, THERE IS TREMENDOUS ROOM FOR FURTHER GROWTH. FOR EXAMPLE, AS A PERCENTAGE OF GDP, THE U.S. SPENDS ABOUT 0.6% ON TV ADVERTISING. IN CHINA, WHICH HAS 2 BILLION PEOPLE IN MTV'S TARGET DEMOGRAPHIC, THE FIGURE IS A FRACTION OF THAT, ABOUT 0.2%. INDIA IS EVEN LESS. AS THIS GAP NARROWS, VIACOM WILL REAP ENORMOUS BENEFITS.

IN ADDITION, MULTICHANNEL DISTRIBUTION IS STILL IN THE EARLY STAGES IN MOST INTERNATIONAL MARKETS, WITH A WORLDWIDE AVERAGE PENETRATION OF ONLY 30% - WHICH IS ABOUT WHERE THE U.S. WAS IN 1982.

[SLIDE 35]

HERE YOU SEE THE STRENGTH AND DEPTH OF OUR WORLDWIDE PRESENCE. WE WILL CONTINUE TO BUILD ON OUR OWN EXISTING CHANNELS AND CREATE ENTIRELY NEW BRANDS ... WE WILL TAKE ASSETS LIKE CMT AND B.E.T. AND NOT ONLY BUILD THEM INTO DOMESTIC POWERS, BUT EXPLOIT OPPORTUNITIES TO MAKE THEM INTERNATIONAL BRANDS. AND NO ONE IS AS ADEPT AT DOING THIS - EXTENDING TV BRANDS ... AND CREATING NEW ONES - AS WE ARE.

WHILE MTV AND NICKELODEON CONSTITUTE OUR LARGEST INTERNATIONAL OPERATIONS, WE HAVE A NUMBER OF OTHER HIGHLY PROFITABLE VENTURES OUTSIDE THE UNITED STATES.

INFINITY BROADCASTING, FOR EXAMPLE, IS THE LARGEST OUT-OF-HOME MEDIA ENTERPRISE IN THE WORLD, WITH OUTDOOR ADVERTISING OPERATIONS THROUGHOUT NORTH AMERICA AND EUROPE, INCLUDING THE U.K., IRELAND, HOLLAND, FRANCE, AND ITALY.

BLOCKBUSTER HAS MORE THAN 2,400 STORES IN 25 COUNTRIES OUTSIDE THE U.S. WE OWN 50% OF THEATER CHAIN UCI, WHICH IS ONE OF THE LARGEST MULTIPLEX OPERATORS IN EUROPE, WITH NEARLY 900 SCREENS. WE ARE PARTNERS IN UIP, WHICH DISTRIBUTES PARAMOUNT'S FILMS OUTSIDE NORTH AMERICA. THE PARAMOUNT COMEDY CHANNEL REACHES 6 MILLION HOMES IN THE UNITED KINGDOM. SHOWTIME RECENTLY ENTERED SPAIN WITH ITS SHOWTIME EXTREME CHANNEL.

AND, THROUGH PARAMOUNT INTERNATIONAL TELEVISION, CBS BROADCAST INTERNATIONAL, AND KING WORLD INTERNATIONAL PRODUCTIONS, WE HAVE EXTENSIVE EXPERTISE IN BOTH DISTRIBUTING U.S. TELEVISION PROGRAMMING TO OTHER COUNTRIES AND IN PRODUCING CUSTOMIZED TV PROGRAMMING FOR THE INTERNATIONAL MARKETPLACE.

[SLIDE 36]

VIACOM HAS ENORMOUS FINANCIAL STRENGTH AND FLEXIBILITY, WITH ONE OF THE MOST IMPRESSIVE BALANCE SHEETS IN THE INDUSTRY. UNBURDENED BY DEBT - WHICH, BY THE WAY, MOODY'S JUST UPGRADED TO A-3 -- WE WILL JUMP ON GROWTH OPPORTUNITIES, PURSUE ACCRETIVE ACQUISITIONS, INVEST INTERNATIONALLY, AND BUY BACK OUR STOCK.

[SLIDE 37]

FINALLY, ADD TO ALL OF THESE STRENGTHS OUR OPERATIONAL EXCELLENCE, AND YOU SEE WHY VIACOM IS SUCH A POWERFUL FORCE IN THE MEDIA INDUSTRY.

NO ONE IS BETTER THAN MEL KARMAZIN AT DRIVING EXCEPTIONAL OPERATING RESULTS. JUST LOOK AT WHAT HE DID AT THE CBS TELEVISION STATIONS GROUP, WHICH HAS DRAMATICALLY IMPROVED ITS MARGINS AND CASH FLOW OVER THE PAST FEW YEARS.

[SLIDE 38]

SO, TO CONCLUDE: WHAT DOES THIS ALL MEAN? IT MEANS A GOLDEN AGE FOR MEDIA AND DYNAMIC GROWTH FOR VIACOM.

[SLIDE 39]

YOU CAN EXPECT US TO CONTINUE NEXT YEAR TO BE VERY AGGRESSIVE IN GROWING OUR BUSINESSES TO THEIR FULL POTENTIAL AND MAXIMIZING OUR RETURNS.

FIRST,  WE INTEND TO GROW  CASH FLOW AT OUR CORE  OPERATIONS  AT MORE THAN 20% A
YEAR.

WE WILL INVEST OUR CAPITAL TO OUR FASTEST-GROWING BUSINESSES.

WE WILL USE THE STRONG FREE CASH FLOW THAT WE GENERATE FOR ACCRETIVE ACQUISITIONS IN OUR CORE BUSINESSES AND OTHER GROWTH OPPORTUNITIES. AND WE WILL CONTINUE TO BUY BACK OUR STOCK.

WE WILL ALSO CONTINUE TO EXPLOIT THE TREMENDOUS SYNERGIES OF THIS MERGER, BOTH COST-SAVINGS AND REVENUE-ENHANCING INITIATIVES.

VIACOM HAS AN EXTRAORDINARY MANAGEMENT TEAM. RIGHT OUT OF THE BOX, OUR MANAGERS ARE HARNESSING THE POWER OF OUR UNION.

AND FOLKS, WE ARE JUST GETTING STARTED.

[LOGO SLIDE]

THANK YOU.  NOW I'M HAPPY TO TAKE YOUR QUESTIONS.